LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® RIA Class

Supplement dated July 27, 2023 to the
Summary Prospectus for New Investors dated May 1, 2023

This Supplement to your summary prospectus outlines important changes that become effective on and after August 21, 2023.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Capital appreciation.	Fidelity® VIP Consumer Discretionary Portfolio – Initial Class	0.66%	-34.63%	5.98%	10.78%
Capital appreciation.	Fidelity® VIP Consumer Staples Portfolio – Initial Class	0.65%	-0.62%	7.09%	9.96%
Capital appreciation.	Fidelity® VIP Financials Portfolio – Initial Class	0.65%	-8.33%	6.85%	11.10%
Capital appreciation.	Fidelity® VIP Technology Portfolio – Initial Class	0.63%	-35.86%	13.65%	17.08%
To provide long-term capital appreciation.	First Trust Capital Strength Hedged Equity Portfolio – Class I	1.25%	N/A	N/A	N/A

Please retain this supplement for future reference.